Scudder
Greater Europe
Growth Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  22  Report of Independent Accountants
  23  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief

o Scudder Greater Europe Growth Fund produced a strong total return of 25.11% for the 12 months ended October 31, 1996, well ahead of the returns for both the unmanaged MSCI Europe Index and the average European region fund tracked by Lipper Analytical Services.

o Longstanding political and economic structures in Europe continue to evolve in response to the pressures of global competition. While the transition will not be easy, we believe the potential rewards from deregulation, privatization, and fiscal reform are exciting.

o The Fund continues to seek out companies positioned to benefit from the important changes in Europe, including a number of companies which are involved in outsourcing and other means of enhancing corporate competitiveness.


                     2 - Scudder Greater Europe Growth Fund

                         Letter From the Fund's Chairman


Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the annual and semiannual reports. Let us know what you think.

     In this age of electronic information we have also taken a look at our short-form quarterly reports, sent after the end of your Fund's first and third fiscal quarters. Many shareholders have told us that these reports are no longer as useful as they once were, so they have been discontinued. Going forward, portfolio information will be made available on a more timely basis -- each month in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling a Scudder Investor Relations representative.

     As detailed in the management discussion that follows, Scudder Greater Europe Growth Fund's performance over the 12-month period covered by this report was most gratifying. The Fund's total return of 25.11% outstripped both international stocks in the aggregate and the average European region fund by comfortable margins. Going forward, we believe that the structural changes sweeping the continent including privatization, deregulation, and fiscal reform bode well for European equities. Scudder Greater Europe Growth Fund will continue to provide important access to the many opportunities for capital appreciation to be found in the region.

     Finally, we would like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. Most recently, we introduced the Scudder Pathway Series, four portfolios -- Conservative, Balanced, Growth, and International -- which each comprise five or more Scudder Funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Greater Europe Growth Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Greater Europe Growth Fund



                     3 - Scudder Greater Europe Growth Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                         Total Return
Period        Growth    --------------
Ended           of                Average
10/31/96     $10,000  Cumulative  Annual
----------------------------------------
SCUDDER GREATER EUROPE GROWTH FUND
----------------------------------------
1 Year         $12,511   25.11%  25.11%
Life of Fund*  $14,611   46.11%  20.21%
----------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
----------------------------------------
1 Year         $11,747   17.47%  17.47%
Life of Fund*  $13,299   32.99%  15.34%
----------------------------------------
*The Fund commenced operations on October 10, 1994.
 Index comparisons begin October 31, 1994.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER GREATER EUROPE GROWTH FUND
Year            Amount
----------------------
10/94*         $10,000
1/95           $ 9,466
4/95           $10,371
7/95           $11,482
10/95          $11,506
1/96           $11,859
4/96           $12,981
7/96           $13,299
10/96          $14,395

MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
Year            Amount
----------------------
10/94*         $10,000
1/95           $ 9,596
4/95           $10,597
7/95           $11,485
10/95          $11,321
1/96           $11,840
4/96           $12,288
7/96           $12,362
10/96          $13,299

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1994*    1995    1996
                     -------------------------
NET ASSET VALUE...   $12.18   $13.99  $17.20
INCOME DIVIDENDS..   $ --     $  .02  $  .11
CAPITAL GAINS
DISTRIBUTIONS.....   $ --     $  --   $  .14
FUND TOTAL
RETURN (%)........     1.50    15.06   25.11
INDEX TOTAL
RETURN (%)........     --      13.21   17.47


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.



                     4 - Scudder Greater Europe Growth Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 6% Cash Equivalents)
---------------------------------------------------------------------------
France                             23%
Germany                            16%
United Kingdom                     13%
Sweden                             10%
Italy                               7%
Netherlands                         7%
Spain                               7%
Switzerland                         6%
Poland                              5%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Approximately half of portfolio assets
are invested in the core European
markets of France, Germany and the U.K.
--------------------------------------------------------------------------
SECTORS
(Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                            16%
Financial                                12%
Service Industries                       10%
Health                                   10%
Consumer Discretionary                    8%
Media                                     6%
Consumer Staples                          6%
Durables                                  6%
Construction                              6%
Other                                    20%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Many manufacturers are actively restructuring
their businesses towards more flexible and
efficient workforces.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(15% OF PORTFOLIO)
--------------------------------------------------------------------------
1. DASSAULT SYSTEMES SA
   Computer aided design, manufacturing and engineering software products in France
2. CIMENTOS DE PORTUGAL SA
   Manufacturer of cement, ready mix concrete and aggregates
3. MANNESMANN AG
   Diversified construction and technology company in Germany
4. FRESENIUS AG
   Developer, manufacturer and distributor of pharmaceuticals in Germany
5. PEARSON PLC
   Diversified media and entertainment holding company in the United Kingdom
6. BAYER AG
   Leading chemical producer in Germany
7. COMPUTERLAND POLAND SA
   Provider of computer services and systems
8. BASF AG
   Leading international chemical producer in Germany
9. HENNES & MAURITZ AB
   Clothing and cosmetics retailer throughout Europe
10.GENERAL ELECTRIC CO., PLC
   Manufacturer of power, communications and defense equipment and other various electrical components in the United Kingdom


Top holdings include companies positioned to benefit from Europe's evolving economic structure.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                     5 - Scudder Greater Europe Growth Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Greater Europe Growth Fund produced a strong total return of 25.11% for the year ended October 31, 1996, well ahead of the 17.47% return of the unmanaged MSCI Europe Index. The Fund's performance also compared very favorably to that of the average pan-European equity fund tracked by Lipper Analytical Services, which returned 17.08% for the period, and the Fund was ranked second out of 36 peers. Performance since the Fund's inception in October of 1994 has been excellent as well. In fact, for the two years through the end of October 1996, the Fund ranked number one out of 30 peers, with a compounded annual return of 19.98% versus 13.46% for the Lipper average.

                              Review of the Markets

Over the last 12 months, European equities have been underpinned by a number of factors including falling interest rates, reasonable valuations, merger and acquisition activity, and a growing appreciation by investors of positive structural changes. Within Europe, economic growth patterns have diverged, impacting individual stock markets variably. The United Kingdom displayed growth of more than 2%, with healthy gains in employment bolstering retail spending. This trend was captured in the portfolio's holding of Next, a leading U.K. clothing retailer, which rose over 40% this year. Yet the U.K. market, Europe's largest, lagged the region overall. At the same time, the economic environment in the core continental markets of France and Germany was much gloomier as unemployment concerns, fiscal stringency, strong currencies, and weak export demand weighed heavily on growth. Nevertheless, the French market outpaced the European average, led by growth stocks and companies rebounding from depressed valuations, and a number of the Fund's best performing stocks over this period were in France. In Germany, where stocks fell short of the average European market, investors could still find ample rewards in companies where managements are actively showing an interest in maximizing value for shareholders and are taking steps to assure global competitiveness, such as BASF, Bayer, Daimler-Benz, and Hoechst.

Among peripheral markets, strong performances were turned in by Sweden and Spain, which benefited from significant interest rate drops as Europe approaches currency union. While the rest of Europe focused on the problems of restructuring, slow growth, uncompetitive currencies, and high unemployment, Poland offered sparkling returns, recovering from the emerging market malaise of 1995. The Polish economy barreled forward with GDP growth of more than 5%, helped by accelerating foreign direct investment and a rising, entrepreneurial private sector. Corporate profits growth has been strong and Poland's well-regulated, transparent stock market is attractive to foreign as well as domestic investors. The Fund has increased its investments in Poland this year, which now account for 5% of the portfolio.



                     6 - Scudder Greater Europe Growth Fund

                    Structural Changes Enhance Equity Outlook

Europe today stands at a crossroads. Longstanding political and economic structures are no longer viable due to the pressures of global competition, aging dependent populations, and the limits of fiscal support. There is widespread recognition of the imperative to change -- to deregulate, to privatize, to reduce labor costs, to cut social welfare spending -- but it will not be an easy evolution and investors may be shaken by transitional jitters from time to time. The potential rewards, however, are exciting.

The United States and the United Kingdom have already surmounted similar challenges, and there are signs that continental Europe is about to do the same. The corporate sector has been at the forefront of change, determined to reclaim its global competitiveness. Despite the associated costs and regulatory barriers, many employers have already cut jobs by as much as 20-30%. Factories have been closed, production facilities across Europe consolidated, and new factories built in low cost regions in Eastern Europe and Asia. A push for greater labor flexibility is making inroads: the reduction of sick pay and movement of wage negotiations from the industry to the company level in Germany; the abolition of wage indexation in Italy; the easing of rules on temporary employment in Spain with expectations of similar changes forthcoming in Germany and Sweden. A new emphasis on outsourcing has also served to enhance corporate flexibility and competitiveness.

For their part, governments have been pushing ahead on the privatization process, with proceeds providing a welcome source of finance in the struggle to meet the Maastricht requirements. Recent privatizations have involved sales to industrial buyers as well as issuance on the equity market. In the latter case, privatizations are playing an important role in developing the equity markets of Europe. For example, the market capitalization of still emerging Portugal expanded by nearly 10% last year as a result of several privatizations including Portugal Telecom, in which the Fund participated. This Fall's flotation of Deutsche Telecom was a signal event as the largest single privatization in European stock market history. While the German equity market is among the larger European markets, it is still underdeveloped by international standards. German equity market capitalization represents a mere 25% of GDP in comparison to a similar ratio of 75% in the United States, and only 5% of the German population own common stocks. The Deutsche Telecom issue enticed many first time equity investors and, given its success, German investors may well be encouraged to place more of their considerable savings in equities.

Additional signs of a developing equity culture throughout continental Europe include a wider array of initial public offerings (IPOs). As corporations need capital to expand and globalize, they are coming to the equity market for financing. Adidas in Germany, one of the Fund's holdings, is an example of a successful IPO in the last year that offered support to the equity investing trend.

Not only are the investment choices broadening via IPOs and privatizations, the value system is changing. Continental Europe has traditionally placed the interests of employees, customers, and suppliers well ahead of the interests of


                     7 - Scudder Greater Europe Growth Fund
shareholders, but a new focus on shareholder value is emerging. The drive for growth at any cost has been supplanted at many companies by the desire to generate returns for shareholders. Hoechst, the German chemical and pharmaceutical company, has set strict return requirements for each of its divisions and has moved to spin off or divest those which do not meet their criteria or which will achieve higher valuations independently. Daimler-Benz has jettisoned Fokker, its money-losing aircraft subsidiary, and further rationalized its business portfolio. Companies such as Compagnie Financiere de Paribas in France are selling off cross holdings of industrial companies and have been rewarded with substantial stock price advances. Furthermore, continental European managers are expected to follow the lead of U.S. companies which have enhanced value through share buybacks. In continental Europe, share repurchases have been delayed by regulatory impediments and, where legal, are often taxed at very high levels. However, authorities in Germany, Switzerland, and Sweden are reviewing current legislation with an eye towards deregulation. Positive news on this front should lead to price appreciation for those corporations poised to use share buybacks as a mechanism to deploy cash.

Equity market development in Europe will also be fostered by the growth of a private pension system, still in its infancy throughout Europe. The state social security system has been the principal guarantor of retirement support, but the limits of affordability have been surpassed. In Germany, public deficits could rise to more than 20% of GNP if no changes are undertaken. France has already put proposals on the table to encourage private pension funding. Private pension funds would create additional and growing demand for European equities as well as serving as organized advocates for shareholder value.

                               Portfolio Strategy

The Fund continues to seek out companies with sound management strategies positioned to benefit from the important changes in Europe and from growth opportunities through new products or new customers. We have invested in a number of companies which are involved in outsourcing and other means of enhancing client competitiveness. Dassault Systemes in France, our largest holding, is engaged in computer-aided design and engineering, enabling companies to cut development time and costs in half. Altran Technologies, an engineering consulting firm in France, helps companies keep down fixed costs while continuing to invest in R&D. Adecco, BIS, and Randstad are temporary help agencies and beneficiaries of the movement toward more flexible labor utilization in Spain, Germany, and Sweden.

Europe is home base to a number of companies which are emerging global competitors. Fresenius, the German dialysis products manufacturer has broadened its base to become the world's largest supplier of renal products and services after its merger with W.R. Grace's National Medical division. Ericsson (Sweden), a leader in the booming market for cellular telecommunications, is another example.

                     8 - Scudder Greater Europe Growth Fund

In the emerging Eastern countries, companies with strong managements in sectors key to the development of the economy have enormous scope for growth. Polish portfolio holdings include Bank Rozwoju Eksportu, a technologically advanced bank equipped to service the growing corporate middle market as well as foreign corporations active in Poland, and Computerland, a young, entrepreneurial, shareholder-oriented company rapidly achieving dominance in the emerging computer service and consulting business in Poland.

Finally, the restructuring theme is most notable at present in Germany as exemplified by our holdings in Hoechst, Daimler-Benz, and BASF, but is also central to such holdings as Pearson (UK) and Assurances Generales de France.

There are many reasons to invest in Europe today, a continent of change and opportunity. Going forward, Scudder Greater Europe Growth Fund will continue to provide a vehicle for gaining important exposure to the equity markets of the region. We are delighted you are participating in the economic and financial evolution of Europe as shareholders in the Fund.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin          /s/Nicholas Bratt
Carol L. Franklin             Nicholas Bratt

/s/Joan R. Gregory
Joan R. Gregory
                             Scudder Greater Europe
                                  Growth Fund:
                          A Team Approach to Investing

  Scudder Greater Europe Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Carol L. Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Carol joined Scudder in 1981 and has nine years of European research and investment management experience. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Nick has over 20 years of experience in worldwide investing and has been with Scudder since 1976. Joan R. Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.


                     9 - Scudder Greater Europe Growth Fund

                   Investment Portfolio as of October 31, 1996

                                                                                             Principal               Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
  repurchased at $1,342,206 on 11/1/96, collateralized by a $974,000 U.S. Treasury                                ------------
  Note, 14.25%, 2/15/02 (Cost $1,342,000) .................................................    1,342,000             1,342,000
                                                                                                                  ------------

Short-Term Notes 5.0%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Discount Note, 11/13/96 (Cost $5,989,720) ...........    6,000,000             5,989,720
                                                                                                                  ------------

                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 93.9%
------------------------------------------------------------------------------------------------------------------------------
Czech Republic 1.0%

Central European Media Enterprises Ltd. "A" *(Owner and operator of national and regional
  private commercial television stations in central Europe and Germany) ...................       42,000             1,176,000
                                                                                                                  ------------

Finland 0.5%

Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) ........................................................................   11,560               533,927
                                                                                                                     ---------
France 21.4%

AXA SA (Insurance group providing insurance, finance and real estate services) ................    9,928               620,184

Adecco SA * (Personnel and temporary employment company) ......................................    3,186               902,557

Altran Technologies, SA (Engineering and consulting services for aerospace, telecommunications
  and electronics fields) .....................................................................    3,300               987,792

Assurances Generales de France (Health, life, fire, accident and special risk insurance) ......   29,100               858,528

BIS SA (Operator of temporary employment agencies in France and Switzerland) ..................    5,800               601,401

Cap Gemini Sogeti SA * (Software consultants) .................................................   18,000               876,864

Carrefour (Hypermarket operator and food retailer) ............................................    1,625               901,930

Compagnie Financiere de Paribas "A" (Finance and investment company) ..........................   19,514             1,256,037

Compagnie Generale des Eaux (Water utility) ...................................................    8,400             1,004,108

Compagnie de Saint-Gobain (Glass manufacturer) ................................................    5,600               755,957

Comptoirs Modernes (Operator of supermarkets, grocery and department stores) ..................    2,310             1,105,423

Dassault Systemes SA * (Computer aided design, manufacturing and engineering software
  products) ...................................................................................   65,200             2,806,276

Essilor International (Manufacturer of various types of lenses, eyeglasses, contact lenses
  and optical measuring instruments) ..........................................................    4,890             1,286,741

LVMH Moet-Hennessy Louis Vuitton SA (Producer of wines, spirits and luxury products) ..........    1,800               412,372

Lafarge SA (Leading producer of cement, concrete and aggregates) ..............................   13,600               816,309

Lagardere Groupe (Holding company with interests in publishing, defense, audiovisual production
  and services, telecommunications and media) .................................................   28,514               900,930

Legrand SA (Manufacturer of low-voltage electrical devices) ...................................    2,300               399,127

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------
Michelin "B" (Leading tire manufacturer) ..................................................       22,895             1,104,124

Pinault-Printemps, SA (Distributor of consumer goods) .....................................        1,796               677,444

Rexel SA (Distributor of electrical equipment) ............................................        3,100               918,829

Salomon S.A. (Manufacturer of sports equipment) ...........................................       10,600               949,799

Schneider SA (Manufacturer of electronic components and automated manufacturing systems) ..       18,392               899,558

Sligos SA (Electrical payment and computing engineering services company) (b) .............        6,200               668,349

Sylea (Manufacturer of automobile parts and components) ...................................        4,200               485,620

Synthelabo SA (Pharmaceutical and biomedical company) .....................................       14,600             1,393,904

Total SA "B" (International oil and gas exploration, development and production) ..........       12,223               956,289

Valeo SA (Automobile and truck components manufacturer) ...................................       14,989               899,680
                                                                                                                    ----------
                                                                                                                    25,446,132
                                                                                                                    ----------

Germany 15.4%

Adidas AG (Manufacturer of sport shoes, clothing and equipment) ...........................       12,200             1,046,048

Altana AG (Developer and producer of pharmaceuticals, chemicals and computer software
  products) ...............................................................................        1,460             1,166,958

B.U.S. Berzelius Umwelt-Service AG (Reprocessor of high-zinc dust, aluminum-bearing salt slag)    15,600               216,402

BASF AG (Leading international chemical producer) .........................................       47,100             1,505,856

Bayer AG (Leading chemical producer) ......................................................       42,650             1,612,071

Bayerische Vereinsbank Girozentrale (Commercial bank) .....................................       30,600             1,151,151

Daimler-Benz AG * (Automobile and truck manufacturer) .....................................       19,050             1,118,701

Draegerwerk AG (pfd.)(Producer of instruments for medical and aeronautical technology) ....        2,600               346,930

Fresenius AG (Developer, manufacturer and distributor of pharmaceuticals) .................        7,880             1,681,303

Hoechst AG (Chemical producer) ............................................................       36,900             1,388,153

Leica Camera AG * (Leading manufacturer of cameras and optical equipment) .................       19,961               675,102

Mannesmann AG (Bearer) (Diversified construction and technology company) ..................        4,650             1,806,123

RWE AG (pfd.)(Producer and marketer of petroleum and chemical products) ...................       31,450             1,067,827

SAP AG (pfd.)(Computer software manufacturer) .............................................        5,750               774,086

Schering AG (Pharmaceutical and chemical producer) ........................................        5,950               478,916

Siemens AG (Leading electrical engineering and electronics company) .......................       18,450               953,669

VEBA AG (Electric utility, distributor of oil and chemicals) ..............................       24,350             1,299,171
                                                                                                                    ----------
                                                                                                                    18,288,467
                                                                                                                    ----------

Ireland 0.4%

Irish Life PLC (Provider of life and disability insurance and pensions) ...................      116,718               505,693
                                                                                                                    ----------

Italy 6.6%

Banca Fideuram SpA (Commercial bank) ......................................................      280,000               593,731

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------


Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) ........     47,000               815,275

Edison SpA (Hydroelectrical energy holding company) .........................................    145,000               863,109

Ente Nazionale Idrocarburi SpA (Exploration and production of oil, natural gas and chemicals)    135,000               646,875

Gucci Group (New York Shares) (Designer and producer of personal luxury accessories
  and apparel) ..............................................................................     17,300             1,193,700

Luxottica Group SpA (ADR) (Manufacturer and marketer of eyeglasses) .........................     13,840               878,840

Saipem SpA (International contractor in oil and gas exploration and drilling, construction of
  refineries and pipelines) .................................................................    260,000             1,327,287

Telecom Italia Mobile SpA (Ord.) (Cellular telecommunication services) ......................    572,000             1,182,726

Unicem SpA * (Cement producer) ..............................................................     55,000               366,383
                                                                                                                     ---------
                                                                                                                     7,867,926
                                                                                                                     ---------

Netherlands 6.5%

Akzo-Nobel N.V. (Chemical producer) .........................................................      8,900             1,121,186

De Telegraaf Holding N.V. (Leading publisher of newspapers, magazines and books) ............     43,840               942,851

Getronics N.V. (Provider of computer installation and maintenance services) .................     52,884             1,299,392

Heineken Holdings N.V. "A" (Brewery) ........................................................      5,406               915,467

Koninklijke Nedlloyd Groep N.V. (Container shipping and transportation) .....................     20,000               502,018

Philips Electronics N.V. (Leading manufacturer of electrical equipment) .....................     12,330               434,454

Randstad Holdings N.V. (Temporary and technical staffing services) ..........................     16,300             1,317,715

Wolters Kluwer CVA (Publisher) ..............................................................      8,940             1,148,875
                                                                                                                    ----------
                                                                                                                     7,681,958
                                                                                                                    ----------

Poland 5.1%

Agros Holdings "C" * (Construction holding company) .........................................     44,400             1,145,063

Bank Rozwoju Eksportu SA (Export bank) ......................................................     42,800             1,271,272

Bydgoska Fabryka Kabli SA * (Manufacturer of cables, wires and insulating materials) ........    125,000               871,514

ComputerLand Poland S.A. * (Provider of computer services and systems) ......................     87,000             1,593,803

Elektrim Spolka Akcyjna SA (Manufacturer of power equipment, electrical machinery
  and apparatus) ............................................................................     65,000               554,923

Zaklady Metali Lekkich Kety * (Manufacturer of aluminum casting alloys and products) ........      7,700               602,590
                                                                                                                    ----------
                                                                                                                     6,039,165
                                                                                                                    ----------

Portugal 3.4%

Cimentos de Portugal SA (Manufacturer of cement, ready mix concrete and aggregates) .........    100,000             2,101,927

Engil-SGPS (Civil and public works construction) ............................................    100,000             1,019,275

Portugal Telecom SA (Telecommunication services) ............................................     34,400               894,557
                                                                                                                    ----------
                                                                                                                     4,015,759
                                                                                                                    ----------

Spain 6.3%

Acerinox, S.A. (Stainless steel producer) ...................................................      7,060               846,470

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Greater Europe Growth Fund

                                                                                                                      Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Banco Bilbao Vizcaya, S.A. (Leading financial group) ........................................     22,600             1,098,033

Banco Popular Espanol, S.A. (Retail bank) ...................................................      2,800               535,162

Centros Comerciales Pryca, SA (Owner and operator of hypermarkets selling consumer products
  including groceries, appliances and clothing) .............................................     34,200               785,252

Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ....................     67,000             1,344,095

Empresa Nacional de Electricidad SA (Electric utility) ......................................     16,000               979,234

Hidroelectrica del Cantabrico (Electric utility) ............................................     15,800               526,213

Iberdrola SA (Electric utility) .............................................................     88,000               934,410

Zardoya-Otis SA (Manufacturer and installer of elevator equipment) ..........................      4,730               482,229
                                                                                                                     ---------
                                                                                                                     7,531,098
                                                                                                                     ---------

Sweden 9.4%

AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) ................     58,200               934,261

Autoliv AB (Free) (Manufacturer of automobile safety bags) ..................................     33,900             1,439,118

Diligentia AB * (Residential and commercial real estate investment company) .................     54,240               697,379

Fastighets AB Nackebro Units * (Owner and manager of commercial and residential properties) .      2,000                31,344

Hennes & Mauritz AB "B" (Free) (Clothing and cosmetics retailer throughout Europe) ..........     11,300             1,497,577

Investor AB "B" (Investment company with holdings in listed shares of industrial companies) .     20,000               806,433

Kinnevik AB "B" (Free) (Diversified holding company) ........................................     18,000               488,881

L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular telephone equipment)      48,220             1,332,078

NordicTel Holding AB * (Mobile telecommunication services) ..................................     30,000               543,201

S.K.F. AB "A" (Free) (Manufacturer of roller bearings) ......................................     29,600               646,303

Skandia Foersaekrings AB (Free) (Financial conglomerate) ....................................     39,000             1,094,847

Skandinaviska Enskilda Banken "A" (Commercial bank) .........................................     92,400               773,263

Svenska Handelbanken "A" (Commercial bank) ..................................................     38,500               949,005
                                                                                                                    ----------
                                                                                                                    11,233,690
                                                                                                                    ----------

Switzerland 5.3%

ABB AG (Bearer) (Manufacturer of electrical equipment) ......................................        760               940,591

Adecco SA (Bearer) (Personnel and temporary employment company) .............................      2,400               675,065

Baloise Holding Ltd. (Registered) (Provider of private, commercial and corporate insurance, life
  insurance, international reinsurance) .....................................................        130               271,928

CS Holdings (Registered) (Provider of bank services, management services and life insurance)       6,435               643,704

Ciba-Geigy AG (Bearer) (Pharmaceutical company) .............................................        880             1,080,738

Elektrowatt AG (Bearer) (Holding company: owner of electric plants and interests in hydro and
  nuclear power plants) .....................................................................      1,825               694,081

Holderbank Financiere Glaris AG (Bearer) (Cement producer)                                           700               485,302

Oerlikon-Buehrle Holding AG (Registered)* (Diversified manufacturer of shoes and apparel,
  vacuums, aircraft components, missile systems) ............................................      5,800               573,291

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

Sandoz Ltd. AG (Registered) (Pharmaceutical company) .......................................         815               943,440
                                                                                                                    ----------
                                                                                                                     6,308,140
                                                                                                                    ----------

United Kingdom 12.6%

BOC Group PLC (Producer of industrial gases) ...............................................      60,000               831,103

Barclays PLC (Commercial and investment banking, insurance and other financial services) ...      70,000             1,098,941

British Petroleum PLC (Major integrated world oil company) .................................      63,260               679,848

Carlton Communications PLC (Television post production products and services) ..............     150,800             1,208,876

General Electric Co., PLC (Manufacturer of power, communications and defense equipment and
  other various electrical components) .....................................................     234,000             1,447,350

Glaxo Wellcome PLC (Pharmaceutical company) ................................................      80,000             1,256,584

Morgan Crucible Co. PLC (Manufacturer of technologically advanced materials, chemicals and
  components) ..............................................................................      80,000               615,922

Next PLC (Retailer of clothing, accessories and fashion jewelry, also through home shopping)      94,000               853,761

Pearson PLC (Diversified media and entertainment holding company) ..........................     132,000             1,628,611

PowerGen PLC (Electric utility) ............................................................      78,750               653,725

Reuters Holdings PLC (International news agency) ...........................................      52,000               647,499

SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .............      87,232             1,077,685

Thistle Hotels PLC * (Hotel chain owner and operator) ......................................     314,900               855,980

WPP Group PLC (Advertising agency) .........................................................     373,000             1,384,261

Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical and
  agrochemical products and specialty chemicals) ...........................................      29,000               790,183
                                                                                                                   -----------
                                                                                                                    15,030,329
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $94,112,641)                                                                             111,658,284
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $101,444,361) (a)                                                        118,990,004
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $101,480,946. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $17,509,058. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,257,386 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $748,328.

  (b) Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at October 31, 1996 aggregated $466,434. See Note A of the Notes to Financial Statements.

      Sector breakdown of the Fund's equity securities is noted on page 5.

    The accompanying notes are an integral part of the financial statements.

                    14 - Scudder Greater Europe Growth Fund

                                           Financial Statements

                                   Statement of Assets and Liabilities

                                          as of October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $101,444,361) (Note A) .........   $ 118,990,004
                  Cash ...................................................................             716
                  Receivable for investments sold ........................................       1,357,713
                  Receivable for Fund shares sold ........................................       2,076,709
                  Dividends and interest receivable ......................................          38,089
                  Foreign taxes recoverable ..............................................         109,766
                  Deferred organization expenses (Note A) ................................          34,691
                                                                                             ---------------
                  Total assets ...........................................................     122,607,688
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................................       1,566,140
                  Payable for Fund shares redeemed .......................................         153,552
                  Other payables .........................................................         399,084
                  Accrued management fee (Note C) ........................................          53,856
                  Other accrued expenses (Note C) ........................................         134,998
                                                                                            ----------------
                  Total liabilities                                                              2,307,630
                  ------------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $ 120,300,058
                  ------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ....................................   $     459,368
                  Unrealized appreciation on:
                     Investments .........................................................      17,545,643
                     Foreign currency related transactions ...............................           2,833
                  Accumulated net realized gain ..........................................       1,053,305
                  Paid-in capital ........................................................     101,238,909
                  ------------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $ 120,300,058
                  ------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($120,300,058 / 6,993,392 shares of capital stock outstanding,          ----------------
                    $.01 par value, 100,000,000 shares authorized) .......................          $17.20
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.

                    15 - Scudder Greater Europe Growth Fund

                                         Statement of Operations

                                       year ended October 31, 1996

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $136,932) ..............       $   1,101,564
                  Interest ...........................................................             421,122
                                                                                             ---------------
                                                                                                 1,522,686
                                                                                             ---------------
                  Expenses:
                  Management fee (Note C) ............................................             655,757
                  Services to shareholders (Note C) ..................................             232,908
                  Custodian and accounting fees (Note C) .............................             167,219
                  Directors' fees and expenses (Note C) ..............................              67,944
                  Auditing ...........................................................              45,651
                  Reports to shareholders ............................................              37,479
                  Amortization of organization expense (Note A) ......................              11,888
                  Registration fees ..................................................              46,965
                  Legal ..............................................................              13,328
                  Other ..............................................................              11,810
                                                                                             ---------------
                  Total expenses before reductions ...................................           1,290,949
                  Expense reductions (Note C) ........................................            (305,892)
                                                                                             ---------------
                  Expenses, net ......................................................             985,057
                  ------------------------------------------------------------------------------------------
                  Net investment income ..............................................             537,629
                  ------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ........................................................           1,061,625
                  Foreign currency related transactions ..............................             (75,263)
                                                                                             ---------------
                                                                                                   986,362
                                                                                             ---------------
                  Net unrealized appreciation during the period on:
                  Investments ........................................................          13,127,538
                  Foreign currency related transactions ..............................               2,503
                                                                                             ---------------
                                                                                                13,130,041
                                                                                             ---------------
                  Net gain on investment transactions ................................          14,116,403
                  ------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ...............       $  14,654,032
                  ------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    16 - Scudder Greater Europe Growth Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1996            1995
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $   537,629     $   345,669
                  Net realized gain from investment transactions .............       986,362         394,420
                  Net unrealized appreciation on investment transactions
                    during the period ........................................    13,130,041       4,315,264
                                                                                --------------   -------------
                  Net increase in net assets resulting from operations            14,654,032       5,055,353
                                                                                --------------   -------------
                  Distributions to shareholders from:
                  Net investment income ......................................      (320,199)        (26,912)
                                                                                --------------   -------------
                  Net realized gains .........................................      (427,101)             --
                                                                                --------------   -------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................   110,490,941      49,268,332
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ............................       727,064          26,407

                  Cost of shares redeemed ....................................   (45,416,671)    (21,590,930)
                                                                                --------------   -------------
                  Net increase in net assets from Fund share transactions ....    65,801,334      27,703,809
                                                                                --------------   -------------
                  Increase in net assets .....................................    79,708,066      32,732,250
                  Net assets at beginning of period ..........................    40,591,992       7,859,742
                                                                                --------------   -------------
                  Net assets at end of period (including undistributed net      --------------   -------------
                    investment income of $459,368 and $307,076, respectively)   $120,300,058     $40,591,992
                                                                                --------------   -------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................     2,901,077         645,237
                                                                                 --------------  --------------
                  Shares sold ................................................     6,939,733       3,909,689
                  Shares issued to shareholders in reinvestment of
                     distributions ...........................................        52,194           2,316
                  Shares redeemed ............................................    (2,899,612)     (1,656,165)
                                                                                 --------------  --------------
                  Net increase in Fund shares ................................     4,092,315       2,255,840
                                                                                 --------------  --------------
                  Shares outstanding at end of period ........................     6,993,392       2,901,077
                                                                                 --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                    17 - Scudder Greater Europe Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    For the Period
                                                                                   October 10, 1994
                                                                                   (commencement of
                                                                                    operations) to
                                                     Years Ended October 31,          October 31,
                                                      1996 (a)         1995              1994
 -----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..............   $13.99         $12.18            $12.00
                                                       -----------------------------------------------
 Income from investment operations:
 Net investment income .............................      .13            .13               .01
 Net realized and unrealized gain on investment
    transactions ...................................     3.33           1.70               .17
                                                       -----------------------------------------------
 Total from investment operations ..................     3.46           1.83               .18
                                                       -----------------------------------------------
 Less distributions from:
 Net investment income .............................     (.11)          (.02)               --
 Net realized gains on investment transactions .....     (.14)            --                --
                                                       -----------------------------------------------
 Total distributions ...............................     (.25)          (.02)               --
                                                       -----------------------------------------------

 Net asset value, end of period ....................   $17.20         $13.99            $12.18
 -----------------------------------------------------------------------------------------------------
 Total Return (%) (b) ..............................    25.11          15.06              1.50**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ............      120             41                 8
 Ratio of operating expenses, net to average
    daily net assets (%) ...........................     1.50           1.50              1.50*
 Ratio of operating expenses before expense ........     1.97           2.74             11.46*
    reductions, to average daily net assets (%)
 Ratio of net investment income to average daily
    net assets (%) .................................       .82           1.25             2.40*
 Portfolio turnover rate (%) .......................     39.0           27.9                --
 Average commission rate paid (c) ..................   $.0509         $   --             $  --

  (a) Based on monthly average shares outstanding during the period.

  (b) Total returns would have been lower had certain expenses not been reduced.

  (c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

  *   Annualized

  **  Not annualized


                    18 - Scudder Greater Europe Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. The security valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $668,349 (.56% of net assets) and has been noted in the investment portfolio as of October 31, 1996. Its value has been estimated by the Board of Directors in the absence of a readily ascertainable market value. However, because of the inherent uncertainty of valuation, this estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                    19 - Scudder Greater Europe Growth Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to investments in foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                    20 - Scudder Greater Europe Growth Fund

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $84,806,268 and $23,791,070, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 28, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the year ended October 31, 1996, the Adviser did not impose a portion of its management fee amounting to $305,892, and the amount imposed amounted to $349,865.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged by SSC aggregated $177,772, of which $18,156 was unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged by STC aggregated $9,227, of which $1,722 was unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended October 31, 1996, the amount charged by SFAC aggregated $66,529, of which $8,120 was unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $67,944.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                    21 - Scudder Greater Europe Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Greater Europe Growth Fund, including the investment portfolio, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period October 10, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period October 10, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
December 19, 1996

                    22 - Scudder Greater Europe Growth Fund

                                Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1996.

The Fund paid distributions of $.025 per share from net long-term capital gains during its year ended October 31, 1996.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $64,992 as capital gain dividends for its taxable year ended October 31, 1996.

The Fund paid foreign taxes of $136,932 and the Fund recognized $481,714 of foreign source income during the taxable year ended October 31, 1996. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.02 per share of foreign taxes and $.07 of income from foreign sources as having been paid in the taxable year ended October 31, 1996.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                    23 - Scudder Greater Europe Growth Fund

                                    This Page
                                  intentionally
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                     24 - Scudder Greater Europe Growth Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
Director; Consultant

Juris Padegs*
Director

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary


                         *Scudder, Stevens & Clark, Inc.


                     25 - Scudder Greater Europe Growth Fund

                        Investment Products and Services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------

  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                     26 - Scudder Greater Europe Growth Fund

                             How to Contact Scudder


Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center
                near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                     27 - Scudder Greater Europe Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.





This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER